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                        GABELLI INTERNATIONAL GROWTH FUND

                      FIRST QUARTER REPORT - MARCH 31, 2002

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MORNINGSTAR RATED[TM] GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND FOR
 THE FIVE-YEAR PERIOD ENDED 03/31/02 AMONG 931 INTERNATIONAL EQUITY FUNDS. THE
  FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 03/31/02 AMONG 1,396
                          INTERNATIONAL EQUITY FUNDS.


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                                                   PHOTO OF CAESAR BRYAN OMITTED


                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      During the first quarter of 2002, equity markets continued their recovery from the September 2001 low. The advance in the fourth quarter of 2001 has largely been led by technology stocks, but in the past three months these stocks generally did not contribute to the market gains. For example, the Nasdaq Composite Index fell by 5.39% and the heavily technology-weighted markets such as Finland and Sweden also declined.

      The best performers among global markets were concentrated in Southeast Asia. These markets tend to do well when the outlook for the U.S. economy improves. At the beginning of the year, a widespread belief developed among investors that the U.S. economy would snap back and show robust growth after a short, shallow recession. Korea appreciated by about 30% and Taiwan rose by a more modest 9%. Mexico, another beneficiary of an improved U.S. economic outlook, rallied 17%.

      The Japanese market, which did not participate in the fourth quarter rally, managed a small positive return during the first three months of the year. The Topix Index rose by 2.1%. Hong Kong, gripped by continued deflationary forces, declined by 2.2% while Australia returned 4.3%.

      European markets managed a small gain in the first quarter. The Dow Jones Stoxx Index appreciated by 1%. Better performers included Germany, the Netherlands and Switzerland. The laggards outside Scandinavia included France, which was flat, and Ireland, which fell by over 10%. Ireland is a small market dominated by a few large companies, two of which suffered badly. One company, Allied Irish Bank, lost over half a billion dollars over a few years, as a U.S. based foreign exchange trader made a series of unauthorized trades which went unnoticed.


-------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                    -----------------------------------------
                                                    1ST         2ND         3RD         4TH            YEAR
                                                    ---------------------------------------------------------------
  2002:   Net Asset Value .....................   $14.02         --          --          --             --
          Total Return ........................     2.0%         --          --          --             --
-------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................   $15.20      $15.57     $13.14       $13.74        $13.74
          Total Return ........................   (16.9)%       2.4%     (15.6)%        6.2%        (23.7)%
-------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $24.34      $21.45     $20.07       $18.29        $18.29
          Total Return ........................     6.7%      (11.9)%     (6.4)%       (5.1)%       (16.5)%
-------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $15.94      $16.38     $17.40       $22.82        $22.82
          Total Return ........................     2.0%        2.8%       6.2%        36.9%         52.4%
-------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $17.03      $17.58     $14.74       $15.63        $15.63
          Total Return ........................    18.3%        3.2%     (16.2)%       14.7%         17.4%
-------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $13.51      $14.67     $15.31       $14.40        $14.40
          Total Return ........................     0.7%        8.6%       4.4%        (5.9)%         7.3%
-------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $11.71      $12.55     $12.53       $13.42        $13.42
          Total Return ........................     6.6%        7.2%      (0.2)%        7.1%         22.2%
-------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................      --          --       $10.57      $10.98        $10.98
          Total Return ........................      --          --         5.7%(b)     3.9%          9.8%(b)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                ------------------------------------------------
                                                                                                    SINCE
                                                 QUARTER     1 YEAR      3 YEAR      5 YEAR      INCEPTION (B)
                                                 -------     ------      ------      ------      -------------
   Gabelli International Growth
     Fund Class AAA ..........................    2.04%      (6.35)%     (0.96)%      4.39%         7.92%
   MSCI EAFE Index ...........................    1.03%      (7.80)%     (4.93)%      1.68%         3.19%
   Lipper International Fund Average .........    1.20%      (7.48)%     (2.60)%      1.97%         4.21%
-------------------------------------------------------------------------------------------------------------------


(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b)   From  commencement  of  investment  operations  on June  30,  1995.  Note:
      Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      Like a broken record, we keep saying that a country with a slowing economy, very low or even negative real interest rates and a massive current account deficit should experience a weaker currency. However, the currency we are talking about, the U.S. dollar, continued to appreciate in the first quarter of 2002, albeit at a declining rate. Against the Euro, the dollar rose from 0.89 to 0.87, and relative to the yen, the dollar rose from 131.2 to 132.6. While avoiding making a forecast, we would expect investors in international equity markets to benefit from a weaker dollar over the rest of the year.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. (the "Fund") began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of Fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The overriding investment theme that seemed to dominate equity markets during the first quarter was the strength of the economic recovery. This recovery, having started in the U.S., is expected to spread to her trading partners.

      Looking at the Gross Domestic Product ("GDP") numbers, it appears that the recession in the U.S. was short and shallow. It started in March 2001 and ended sometime last winter with GDP, adjusted for inflation, falling by a tiny 0.3%. However, a story lies behind the numbers. Since March 2001 about 1.4 million jobs have been lost, which is a fall of 1.1% in total employment. So a significant number of jobs were lost when output hardly fell. The result was a rapid increase in productivity.

      Two factors probably combined to limit the fall in output. First, government spending rose sharply in response to the terrorist attacks on September 11 and secondly, record low interest rates allowed the auto companies to offer zero financing to consumers. These factors then led to a period of inventory rebuilding.

      Recent stock market price action suggests that investors remain skeptical as to the strength of the recovery. Concerns center around the ability and willingness of corporate America to begin to spend again. And this, in turn, depends heavily on corporate profits. On the plus side, the consumer remains in good spirits, the housing market is booming, and inflation is low and falling. In this environment, the Federal Reserve Board ("Fed") is likely to err on the side of maintaining interest rates at a low level until more


                                   HOLDINGS BY
                           GEOGRAPHIC REGION - 3/31/02

United Kingdom       21.8%
Japan                15.7%
Switzerland          14.6%
France               11.7%
Ireland               9.6%
Spain                 3.8%
Italy                 3.4%
Australia             3.2%
Germany               3.1%
Other                11.7%
evidence of a sustained recovery appears. In the background is the issue of the level of the dollar. The U.S. needs inflows of $1.5 billion a day to finance its current account deficit. So foreign confidence needs to be maintained, yet many U.S. industrialists are starting to squeal about the painful side effects of a strong dollar on U.S. industrial competitiveness. Should the dollar weaken, inflationary expectations may rise and the Fed will be under some pressure to raise rates.

      In contrast to the Fed, the European Central Bank ("ECB") has adopted a more hawkish stance. This is probably because inflation is a little bit more sticky in Europe than in the U.S. The ECB is now less confident that inflation will fall below 2% in the coming months and believes risks to price stability lie more on the upside than on the downside. The ECB is concerned because of the strong Purchasing Managers Index report for April which also contained a large jump in the "prices paid" component. It is possible that interest rates could rise in Euroland from their current 3.25% before the Fed raises U.S. short-term rates. The United Kingdom is probably the best performing of the larger European economies. The consumer remains confident as the country is in the grip of a housing boom.

      There was a huge collective sigh of relief in early April emanating from Japan as the fiscal year came to a close without a financial meltdown. Indeed, a decent rally in the stock market in March helped shore up year-end balance sheets. We believe Japan presents an interesting investment opportunity. There are many world-class manufacturing companies which are attractively priced ranked on a global basis, as well as domestic companies which will benefit from restructuring and improved demand. There are signs that the Japanese economy is undergoing a mild cyclical recovery. Of course, structural reform remains a necessity. The banking problem is not yet fixed and there remains over-capacity. Through higher demand and the reduction of capacity, Japanese corporate profitability must be improved. Increasingly, we see evidence that this challenge is being met.

INVESTMENT SCORECARD

      In contrast to the fourth quarter, when economically sensitive stocks performed well, performance in the first quarter could not be similarly categorized. Stock specific news rather than sector movements dominated during the quarter. For example, two of our broadcasting holdings, ProSeiben in Germany and Nippon Broadcasting in Japan, rose by 72% and 21%, respectively. Against that, other media companies that the Fund holds, notably Reuters and Vivendi, declined by 21% and 29%, respectively. ProSeiben benefited from a clarification as to its ownership structure, while Vivendi was punished by investors who became concerned about their debt levels, strategy and corporate governance. We believe Vivendi is attractive at current levels and have added to our holdings.

      Other winners during the quarter were Tokyo Electron (+42%), a semiconductor manufacturing equipment company, THK (+30%), a linear motion device manufacturer, Irish Life (+24%), Richemont (+24%) and Christian Dior (+23%). Other large portfolio holdings that did well were Bank of Ireland, Diageo, BP, Swatch Group, Rohm, RAS and AstraZeneca.

      Besides Reuters and Vivendi, Vodafone, Nintendo, Telefonica, Sanofi-Synthelabo and Cheung Kong all performed poorly. Telephone companies around the world were clobbered during the quarter. Assumptions for the growth of wireless subscribers and what they will spend were reduced by investors. This hit Vodafone and Telefonica. Nintendo suffered from some profit-taking after a strong performance. We believe that company will continue to do well, and that sales of GameBoy Advance and GameCube will not disappoint. Sanofi-Synthelabo is the fastest growing major pharmaceutical company in Europe. In a nervous environment, stocks which trade at a high multiple of earnings can suffer multiple contraction, even though the company continues to report superior earnings growth. In Sanofi-Synthelabo's case, we expect earnings growth of at least 25% over the next few years.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2002.

ALLIANZ AG (ALVG.F - $233.97 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany, and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes beginning January 2002.

ASTRAZENECA PLC (AZN.L - $49.57 - LONDON STOCK EXCHANGE; AZN.SS - $49.72 - STOCKHOLM STOCK EXCHANGE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec, which is losing its patent protection. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment with the support of its strong research and development effort. The company also has a strong position in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $10.83 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $23.04 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $18.22 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.LN - $13.11 - LONDON STOCK EXCHANGE) is one of the world's leading consumer goods companies with operations in food, alcoholic beverages and fast food restaurants. It was formed in December 1997 through the merger of GrandMet and Guinness. Diageo owns Burger King restaurants and markets food products under the Pillsbury, Haagen Dazs and Green Giant brand names. The company's drink brands include Smirnoff, Johnnie Walker, J&B, Gordon's, Malibu, Baileys, Guinness and Tanqueray. The company recently agreed to acquire Seagram's drinks businesses, and in the future will focus its attention on its beverage activities. The company plans to divest Burger King and has agreed to merge Pillsbury into a larger food company.

GLAXOSMITHKLINE PLC (GSK.L - $23.49 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection, but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort, and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

HBOS PLC (HBOS - $10.80 - LONDON STOCK EXCHANGE) was created in September 2001, as the result of a merger of Bank of Scotland and Halifax. HBOS is a diversified financial services company that provides retail services, corporate banking and business banking. They are a major and distinctive competitor in the UK financial services market. The Bank of Scotland was one of Europe's most efficient banks with a cost income ratio of 45.6% last year. We believe these efficiencies will be transferred to HBOS following the merger.

NOVARTIS AG (NOVN.S - $39.66 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $64.21 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

SWISS RE (RUKN.S - $91.96 - VIRT-X STOCK EXCHANGE) is one of the world's largest reinsurance companies. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life results following the tragic events of September 11. Swiss Re has a consistent track record of earnings growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                        WHO                               WHEN
                        ---                               ----
      Special Chats:    Mario J. Gabelli                  First Monday of each month
                        Howard Ward                       First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                        MAY                               JUNE                  JULY
                        ---                               ----                  ----
      1st Wednesday     Ivan Arteaga                      Henry Van der Eb      Ivan Arteaga
      2nd Wednesday     Charles Minter & Martin Weiner    Caesar Bryan          Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan      Ivan Arteaga          Lynda Calkin
      4th Wednesday     Hart Woodson                      Barbara Marcin        Henry Van der Eb
      5th Wednesday     Barbara Marcin                                          Barbara Marcin


      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Global economies are recovering, but the strength of the recovery may disappoint the market. Many sectors will continue to suffer from over-capacity and severe competition. We do expect a rebound in corporate profitability, but this is based more on cost cutting than revenue growth. Of course, should there be a more robust recovery, with a sharply higher level of corporate fixed investment, profit growth could be explosive. But at this point, that scenario is a little too rosy to reasonably expect. On the plus side, equity valuations are now much more interesting, and many excellent companies are trading at reasonable valuations. This is a level from which we hope to achieve reasonable gains over the next year.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                Sincerely,
                                                /S/Ceesar Bryan
                                                CAESAR BRYAN
                                                President and Portfolio Manager

May 9, 2002

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2002

Novartis AG                                CRH plc
Diageo plc                                 AstraZeneca plc
GlaxoSmithKline plc                        Irish Life & Permanent plc
Compagnie Financiere Richemont AG          Sanofi-Synthelabo SA
Bank of Ireland                            Roche Holding AG
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Average Annual Returns -- March 31, 2002 (a)

                   CLASS AAA SHARES     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------
  1 Year                (6.35)%             (6.09)%         (7.10)%            (7.16)%
                                           (11.50)%(c)     (11.89)%(d)         (8.12)%(d)
  5 Year                 4.39%               4.44%           4.19%              4.18%
                                             3.22%(c)        3.94%(d)           4.18%(d)
  Life of Fund (b)       7.92%               7.97%           7.77%              7.76%
                                             7.03%(c)        7.77%(d)           7.76%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                         ------------
             COMMON STOCKS -- 99.0%
             AEROSPACE -- 1.5%
 145,000     BAE Systems plc .................................         $706,582
                                                                    -----------
             BROADCASTING -- 2.9%
 13,000      Nippon Broadcasting System Inc. .................          418,833
 25,575      NRJ Group .......................................          555,333
 10,000      RTL Group (New York) ............................          389,960
                                                                    -----------
                                                                      1,364,126
                                                                    -----------
             BUILDING AND CONSTRUCTION -- 3.3%
   83,750    CRH plc .........................................        1,525,630
                                                                    -----------
             BUSINESS SERVICES -- 1.4%
 10,333      Reuters Holdings plc, ADR .......................          487,614
  4,000      Secom Co. Ltd.(a) ...............................          176,216
                                                                    -----------
                                                                        663,830
                                                                    -----------
             COMPUTER SOFTWARE AND SERVICES -- 1.4%
     15,000  Capcom Co. Ltd. .................................          400,649
      1,300  Obic Co. Ltd. ...................................          245,708
                                                                    -----------
                                                                        646,357
                                                                    -----------
             CONSUMER PRODUCTS -- 12.5%
     62,000  Altadis SA ......................................        1,138,562
     18,000  Christian Dior SA ...............................          680,730
     76,000  Compagnie Financiere
               Richemont AG, Cl. A ...........................        1,751,090
      7,500  Nintendo Co. Ltd.(a) ............................        1,093,331
     30,000  Shimano Inc. ....................................          368,959
      8,000  Swatch Group AG, Cl. B+ .........................          814,599
                                                                    -----------
                                                                      5,847,271
                                                                    -----------
             ELECTRONICS -- 3.9%
      7,000  Rohm Co. Ltd. ...................................        1,051,043
     11,000  Tokyo Electron Ltd. .............................          764,401
                                                                    -----------
                                                                      1,815,444
                                                                    -----------
             ENERGY AND UTILITIES -- 4.7%
    120,000  BP plc(a) .......................................        1,061,568
      7,444  Total Fina Elf SA+(a) ...........................        1,142,707
                                                                    -----------
                                                                      2,204,275
                                                                    -----------
             ENTERTAINMENT -- 3.9%
    151,000  Publishing & Broadcasting Ltd. ..................          801,849
     26,000  Vivendi Universal SA(a) .........................        1,003,005
                                                                    -----------
                                                                      1,804,854
                                                                    -----------
             EQUIPMENT AND SUPPLIES -- 2.3%
     27,000  Olympus Optical Co. Ltd.(a) .....................          331,053
     38,000  THK Co. Ltd. ....................................          722,526
                                                                    -----------
                                                                      1,053,579
                                                                    -----------

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                         ------------
             FINANCIAL SERVICES -- 7.9%
     17,000  Aegon NV(a) .....................................       $  416,313
     14,000  Invik & Co. AB, Cl. B ...........................          723,098
    100,000  Irish Life & Permanent plc, London ..............        1,238,892
    180,000  Nikko Cordial Corp.(a) ..........................          796,364
     50,000  Prudential plc(a) ...............................          518,533
                                                                    -----------
                                                                      3,693,200
                                                                    -----------
             FINANCIAL SERVICES: BANKS -- 5.4%
    150,006  Bank of Ireland(a) ..............................        1,624,434
     85,000  HBOS plc ........................................          918,097
                                                                    -----------
                                                                      2,542,531
                                                                    -----------
             FINANCIAL SERVICES: INSURANCE -- 5.6%
      3,000  Allianz AG(a) ...................................          701,904
     62,000  RAS SpA .........................................          811,327
     12,000  Swiss Re ........................................        1,103,512
                                                                    -----------
                                                                      2,616,743
                                                                    -----------
             FOOD AND BEVERAGE -- 7.3%
    134,525  Compass Group plc ...............................          900,358
    135,000  Diageo plc(a) ...................................        1,770,125
     27,600  Interbrew SA ....................................          764,479
                                                                    -----------
                                                                      3,434,962
                                                                    -----------
             HEALTH CARE -- 19.3%
     14,875  AstraZeneca plc, London(a) ......................          737,348
     14,126  AstraZeneca plc, Stockholm ......................          702,331
     13,000  Aventis SA(a) ...................................          895,541
     75,140  GlaxoSmithKline plc(a) ..........................        1,765,068
     52,000  Novartis AG(a) ..................................        2,062,494
     15,000  Roche Holding AG(a) .............................        1,164,360
     19,000  Sanofi-Synthelabo SA ............................        1,219,957
     12,000  Takeda Chemical Industries Ltd.(a) ..............          486,211
                                                                    -----------
                                                                      9,033,310
                                                                    -----------
             HOTELS AND GAMING -- 1.1%
    150,000  Hilton Group plc ................................          528,537
                                                                    -----------
             METALS AND MINING -- 3.8%
     85,500  Harmony Gold Mining Co. Ltd.(a) .................          964,023
     15,000  Harmony Gold Mining Co. Ltd., ADR ...............          169,500
     23,000  Newmont Mining Corp. Holding Co. ................          636,870
                                                                    -----------
                                                                      1,770,393
                                                                    -----------
             PUBLISHING -- 1.9%
     78,146  Independent News & Media plc, Dublin ............          149,983
    102,037  News Corp. Ltd.(a) ..............................          721,849
                                                                    -----------
                                                                        871,832
                                                                    -----------
             REAL ESTATE -- 2.4%
    128,000  Cheung Kong (Holdings) Ltd. .....................        1,142,522
                                                                    -----------

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                         ------------
             COMMON STOCKS (CONTINUED)
             RETAIL -- 0.3%
      3,000  Tod's SpA .......................................       $  149,572
                                                                    -----------
             TELECOMMUNICATIONS -- 4.2%
     30,000  BT Group plc+(a) ................................          120,489
        180  Japan Telecom Co. Ltd.(a) .......................          556,708
    115,000  Telecom Italia SpA, RNC .........................          632,050
     20,101  Telefonica SA, ADR+ .............................          665,556
                                                                    -----------
                                                                      1,974,803
                                                                    -----------
             TRANSPORTATION -- 0.5%
     15,637  Tsakos Energy Navigation Ltd.+ ..................          233,714
                                                                    -----------
             WIRELESS COMMUNICATIONS -- 1.5%
    246,376  Vodafone Group plc(a) ...........................          453,886
     14,575  Vodafone Group plc, ADR .........................          268,617
                                                                    -----------
                                                                        722,503
                                                                    -----------
             TOTAL COMMON STOCKS .............................       46,346,570
                                                                    -----------

             PREFERRED STOCKS -- 1.6%
             BROADCASTING -- 1.6%
     87,000  ProSieben Sat.1 Media AG, Pfd. ..................          759,742
                                                                    -----------

             WARRANTS -- 0.1%
             METALS AND MINING -- 0.1%
      5,000  Harmony Gold Mining Co. Ltd., ADR,
               expires 06/29/03+ .............................       $   38,250
                                                                    -----------
             TOTAL INVESTMENTS -- 100.7%
               (Cost $49,915,545) ............................       47,144,562
             OTHER ASSETS AND LIABILITIES (NET) -- (0.7)% ....         (343,621)
                                                                    -----------
             NET ASSETS -- 100.0% ............................      $46,800,941
                                                                    ===========
  --------------
+    Non-income producing security.
(a)  Securities fair valued under procedures established by the
     Board of Directors.
                                     % OF
                                    MARKET         MARKET
  GEOGRAPHIC DIVERSIFICATION        VALUE          VALUE
  ---------------------------       ------      ----------
  Europe .........................   74.8%      $35,257,697
  Japan ..........................   15.7%        7,412,002
  Asia/Pacific Rim ...............    5.7%        2,666,220
  South Africa ...................    2.5%        1,171,773
  North America ..................    1.3%          636,870
  Latin America ..................    0.0%               --
                                    ------      -----------
                                    100.0%      $47,144,562
                                    ======      ===========

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

      GABELLI INTERNATIONAL GROWTH FUND, INC.
              One Corporate Center
             Rye, New York 10580-1422
                   1-800-GABELLI
                [1-800-422-3554]
                FAX: 1-914-921-5118
              HTTP://WWW.GABELLI.COM
             E-MAIL: INFO@GABELLI.COM
 (Net Asset Value may be obtained daily by calling
          1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

        OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                 DISTRIBUTOR
           Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

                LEGAL COUNSEL
         Willkie Farr & Gallagher



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q102SR




                                                                 [PHOTO OMITTED]
                                          PHOTO OF MARIO J. GABELLI, CFA OMITTED




GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.

FIRST QUARTER REPORT
MARCH 31, 2002